September 1, 2016 2018 SCE General Rate Case Overview

September 1, 2016 1 Forward-Looking Statements Statements contained in this presentation about future performance, including, without limitation, operating results, capital expenditures, rate base growth, dividend policy, financial outlook, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results include, but are not limited to the: • ability of SCE to recover its costs in a timely manner from its customers through regulated rates, including regulatory assets related to San Onofre and proposed spending on grid modernization; • decisions and other actions by the CPUC, the FERC, the NRC and other regulatory authorities, including the determinations of authorized rates of return or return on equity, approval of proposed spending on grid modernization, the outcome of San Onofre CPUC proceedings and delays in regulatory actions; • risks inherent in the construction of transmission and distribution infrastructure replacement and expansion projects, including those related to project site identification, public opposition, environmental mitigation, construction, permitting, power curtailment costs (payments due under power contracts in the event there is insufficient transmission to enable acceptance of power delivery), and governmental approvals; and • risks associated with the retirement and decommissioning of nuclear generating facilities. Other important factors are discussed under the headings “Risk Factors” and “Management’s Discussion and Analysis” in Edison International’s Form 10-K, most recent Form 10-Q, and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation.

Exhibit 99.1

2018 SCE General Rate Case (GRC) Summary

- 2018 GRC Application (A. 16-09-001) filed September 1st
- Addresses major portion of CPUC jurisdictional revenue requirement for 2018-2020
  - Includes operating costs and capital investment
  - Excludes CPUC jurisdictional costs such as fuel and purchased power, cost of capital and other discrete SCE capital projects (such as SCE Charge Ready – transportation electrification infrastructure program)
  - Excludes FERC jurisdictional transmission
- Requests 2018 revenue requirement of $5.885 billion
  - $222 million increase over presently authorized base rates, a 2.7% increase over total rates
  - Requests post test year increases: $533 million in 2019 and $570 million in 2020, 4.2% and 5.2% increases over presently authorized total rates, respectively
- GRC filing consistent with SCE strategy to focus on safety and reliability by continuing infrastructure investment and beginning grid modernization investments while mitigating customer rate impacts through lower operating costs


Estimated
2016
2017
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
GRC Application
Intervenor Testimony
Rebuttal
Evidentiary Hearings
Proposed Decision
Final Decision

Note: Actual schedule to be set by CPUC in a future regulatory order. The schedule is subject to change over the course of the proceeding.

September 1, 2016
2
EDISON INTERNATIONAL

Exhibit 99.1

2018 SCE GRC Summary (cont.)

Items Carried Over from 2015 GRC

- Requests continuation of Tax Accounting Memorandum Account (TAMA) to adjust revenues annually for over and undercollection of specified tax items
- Forecasting over $85 million in 2018 O&M savings from Operational Excellence initiatives
- Requests recovery for short-term incentive compensation plans for full-time employees ($41 million disallowance in 2015 GRC decision)
- Requests continuation of pole loading capital recovery through balancing account

New Items from 2018 GRC

- Capital expenditures include $2.1 billion of proposed grid modernization capital to support improved safety and reliability and increased levels of distributed energy resources (DER)
  - Requested approval to establish a memorandum account to facilitate $210 million of grid modernization capital expenditures in 2016-2017; these expenditures support 2018 GRC grid modernization capital request
  - May need to evaluate grid modernization capital plan if memorandum account is not approved
- Need to increase depreciation expense to reflect updated cost of removal estimates[1]
  - Limiting cost of removal request to mitigate customer rate impact beginning with $84 million increase in 2018
  - Further increases will likely be required over multiple GRC cycles

1. Cost of removal is the cost to remove existing equipment that is being replaced

September 1, 2016 3 EDISON INTERNATIONAL

Exhibit 99.1

SCE Capital Expenditure Forecast

($ billions)


Traditional Capital Spending Categories:
Distribution
Transmission
Generation
Grid Modernization Capital Spending:
Grid Modernization
$3.8
$4.5
$5.0
$5.2
$4.9
2016
2017
2018
2019
2020

$23.3 Billion Capital Program for 2016-2020 at Request Level

- Capital expenditure forecast incorporates GRC, FERC and non-GRC CPUC spending
  - ➢ Grid modernization spending of $2.3 billion during five-year period
  - ➢ 2016-2017 traditional capital spending incorporates 2015 GRC decision and FERC spending consistent with July 29 Business Update
  - ➢ Certain non-GRC CPUC capital spending of:
    - $210 million for grid modernization in 2016-2017
    - $187 million for Mobile Home Park Conversion pilot program in 2016-2017
- Authorized/Actual may differ from forecast
  - ➢ Since the 2009 GRC, CPUC has approved 81%, 89%, and 92% of capital requested, respectively
  - ➢ SCE has no prior approval experience on grid modernization capital spending and, therefore, prior results may not be predictive
  - ➢ Forecasted FERC capital spending subject to timely receipt of permitting, licensing, and regulatory approvals

Note: Forecasted capital spending includes CPUC, FERC and other spending. See "Capital Expenditure/Rate Base Detailed Forecast" in Appendix.

September 1, 2016 4 EDISON INTERNATIONAL

Exhibit 99.1

SCE Distribution System Investments

Distribution Trends

- Continued focus on safety and reliability with infrastructure replacement representing 46% of total distribution capital spend, but not yet reaching equilibrium replacement rate
  - Includes pole loading replacement program and overhead conductor replacements
- Distribution grid requires upgrades to circuit capacity, automation, and control systems to support reliability as use of distributed energy resources increases
- Includes grid modernization capital which is expected to become a larger portion of spend beyond 2017

2018-2020 Capital Spending Drivers

- Automation of over 850 distribution circuits
- Over 2,000 miles of cable replacements
- 4kV cutovers/removals
- Distribution preventive maintenance
- Overhead conductor replacements
- Circuit breaker replacements/upgrades

2016 – 2020 CPUC Expenditures for Distribution Assets[1] $17.8 Billion


Other
Load Growth
New Service Connections
Grid Modernization
General Plant
Infrastructure Replacement

1. Other includes: Energy Storage, Charge Ready Pilot and Mobile Home Park Conversion

September 1, 2016 5

Exhibit 99.1

SCE Grid Modernization Forecast

($ billions)


$0.03
$0.18
$0.64
$0.75
$0.71
2016
2017
2018
2019
2020

$2.3 Billion Capital Request for 2016-2020[1,2]

Building next generation electric grid will require accelerating traditional Transmission and Distribution / Information Technology programs and investing in new capabilities

- Increased capacity: Upgrade portions of the grid (such as 4kV system) to increase capacity, improve reliability, and address technology obsolescence
- Advanced Capabilities: Automation to monitor and control grid equipment in real-time
- Communication Networks: Expansion of fiber optic network and field area network for real-time data transfer
- Technology Platforms: Foundational tools for forecasting and planning; management systems to operate the distribution grid

Capital will be deployed to achieve two primary objectives

- Improving safety and reliability
  - Focus on worst performing circuits in conjunction with traditional infrastructure replacement activities
- Increase DER integration capacity and enable advanced operations on circuits with high forecasted penetration or where DERs can provide grid services

1. Forecast excludes capitalized overheads
2. Pending approval of memorandum account for 2016 and 2017 forecast and 2018 GRC decision for 2018-2020 forecast

September 1, 2016 6 EDISON INTERNATIONAL

September 1, 2016 7 SCE Large Transmission Projects Note: Total Project Costs are nominal direct expenditures, subject to CPUC and FERC cost recovery approval. 1. CPCN approved August 2016 2. Presently under CPUC environmental review 3. Morongo Transmission holds an option to invest up to $400 million, or half of the estimated cost of the transmission facilities only, at the in-service date. If the option is exercised, SCE’s rate base would be offset by that amount FERC Cost of Capital Comparable to CPUC 10.45% ROE which includes: • Base ROE = 9.30% + CAISO participation + weighted average of individual project incentives • FERC Formula recovery mechanism in effect through December 31, 2017 Summary of Large Transmission Projects Project Name Total Cost Remaining Investment In-Service Date Tehachapi 4-11 $2.5 billion $180 million 2016-2017 West of Devers1,3 $1.1 billion $1.0 billion 2021 Mesa Substation2 $600 million $600 million 2020-2021 Alberhill System2 $400 million $360 million 2021 Riverside Transmission Reliability2 $230 million $230 million 2021

September 1, 2016 8 SCE Rate Base Forecast • Incorporates 2015 GRC final decision, except “rate-base offset” excluded because of write off of regulatory asset related to 2012-2014 incremental tax repairs • CPUC rate base based on request levels from 2018 GRC • FERC rate base is approximately 19% of SCE’s rate base by 2020; includes Construction Work in Progress (CWIP) • Excludes SONGS regulatory asset ($ billions) Note: Weighted-average year basis. 2016-2017 based on 2015 GRC decision. 2018-2020 based on 2018 GRC request. Rate base calculated under current tax law. 5-year CAGR of 8.5% at Request Level $24.9 $26.4 $29.6 $32.4 $35.1 2016 2017 2018 2019 2020 Traditional Rate Base Grid Modernization

September 1, 2016 9 (0.3¢) (0.5¢) (1.4¢) (0.1¢) 0.3¢ 0.4¢ 0.3¢ 2015 SAR 2015 ERRA Settlement 2015 GRC Expiration of Prior Refunds Other CPUC 2016 FERC 2016 ERRA Changes January 2016 SAR FERC Balancing Account June 2016 SAR 16.2¢ 14.9¢15.0¢ 2016 System Average Rate SCE’s system average rate is lowest among the California IOUs (¢/kWh) 2 Comparative System Average Rates1: % Delta EIX – 14.9¢ -- PG&E – 18.2¢ 22% SDG&E – 20.4¢ 37% Note: Forecasted rates post 2016 are not provided because it is difficult to provide an accurate forecast of future rates. 1. Rates as of September 1, 2016 2. Includes public purpose, 2016 SONGS revenue requirement and other

September 1, 2016 10 Appendix

Exhibit 99.1

SCE Tax Memorandum Account

- 2018 GRC continues tax accounting memorandum account (TAMA) established in 2015 GRC decision, which tracks tax benefits or costs associated with changes in:
  - tax accounting methods
  - tax laws and regulations impacting depreciation or tax repair
  - forecasted tax repairs deductions (actual vs. amounts authorized)
  - depreciation or tax repair deductions as a result of an audit; and
  - any impact of a private letter ruling related to normalization
- Once a year, aggregate over or undercollection will be calculated and refunded to or collected from customers
- $42 million regulatory liability at June 30, 2016; in Q2 2016, $206 million transferred to a balancing account for refund to customers

Tax Policy	Rate Base and Earnings Implications
Tax Repair Deductions	• No earnings impact associated with incremental tax repair deductions • No rate base impact • Flow-through rate making applies
Bonus Depreciation	• Earnings impacts occur in relevant year of extension rather than next GRC cycle • Normalization rate making applies

September 1, 2016 11 EDISON INTERNATIONAL®

September 1, 2016 12 Detailed Capital Expenditures – 2016-2020 2016 2017 2018 2019 2020 Total Core Distribution1,2 $2.9 $2.9 $3.2 $3.2 $3.1 $15.3 Mobile Home Park Conversion 0.1 0.1 - - - 0.2 Grid Modernization 0.0 0.2 0.6 0.8 0.7 2.3 Subtotal Distribution $3.0 $3.2 $3.9 $3.9 $3.8 $17.8 Transmission1 $0.5 $1.0 $0.9 $1.0 $0.9 $4.4 Generation1 $0.2 $0.2 $0.2 $0.2 $0.2 $1.1 Total $3.8 $4.5 $5.0 $5.2 $4.9 $23.3 Capital Expenditure/Rate Base Detailed Forecast Detailed Rate Base – 2016-2020 2016 2017 2018 2019 2020 Traditional Rate Base $24.9 $26.4 $29.3 $31.6 $33.7 Grid Modernization - - 0.3 0.8 1.4 Total $24.9 $26.4 $29.6 $32.4 $35.1 1. Includes allocated capitalized overheads and general plant 2. Includes $12 million Charge Ready Pilot (2016) and $69 million of Energy Storage (2016-2020; average $14 million per year) ($ in billions)